Exhibit 10.3

AMERICAN TONERSERV CORP.

Compensation Plan – Dan Brinker

Position: Chairman

Status: Board Seat

Compensation Details:

· Base Salary: $24,000 per year, paid on a bi-weekly basis through regular ATS payroll

· Other: Additional $200 per hour for consulting work beyond scope of Chairman position· Stock: Continue vesting existing incentive stock options

Signatures / Acknowledgement
May 1st, 2009
Effective Date
_________________	_______
Chuck Mache, President & CEO	Date
_________________	_______
Tom Hackel, Director	Date
_________________	_______
Dan Brinker, Chairman	Date